UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019 (January 23, 2019)

YANGTZE RIVER PORT AND LOGISTICS LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-38062	27-1636887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 John Street, Suite 2A, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 861-3315

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 23, 2019, Yangtze River Port and Logistics Limited (“Company”) filed a defamation lawsuit in the New York Supreme Court, New York County, against Hindenburg Research, Nathan Anderson, ClaritySpring Securities, LLC and ClaritySpring Inc. (collectively, “Defendants”) in response to their coordinated and orchestrated market manipulation scheme to disseminate false, misleading and defamatory content to the marketplace regarding the Company for the purpose of inflicting substantial reputational harm on the Company for Defendants’ own financial gain. The impetus for the action was a false, misleading and defamatory unsigned article published on December 6, 2018 through one of the Defendants’ aliases, “Hindenburg Research,” which erroneously accused Yangtze of making fraudulent misrepresentations in its public filings with the U.S. Securities and Exchange Commission (“SEC”) or intentionally omitting material information in those filings, laundering money through sham transactions for the benefit of the Company’s Chief Executive Officer, and being ensnared in a catastrophic liquidity crisis rendering the Company worthless.

As the Company’s Complaint establishes with supporting evidence that was publicly filed with the SEC, the statements made in the Defendants’ report are not only demonstrably false and misleading, but also nothing more than a “short and distort” attack on the Company for the financial gain of those Defendants, who concede in the Report that they “are short YRIV”.

In the meantime, the Company has suffered a disastrous fallout from Defendants’ coordinated attack, resulting in, among other things, reputational damage per se and monetary damages, which the Company seeks to redress through its lawsuit. The Company is confident that through this lawsuit, it will achieve the necessary legal recourse to compensate it for Defendants’ wrongful actions and rehabilitate its reputation, enabling the Company to, once again, develop and continue to grow financially for the benefit of its shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANGTZE RIVER PORT AND LOGISTICS LIMITED

Date : January 24, 2019	By:	/s/ Xiangyao Liu
Xiangyao Liu
President and Chief Executive Officer

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